Exhibit 10.104

                                   Articles of

                                     Merger

                                     between

                        GCI CABLESYSTEMS OF ALASKA, INC.

                                       and

                                 GCI CABLE, INC.

         The undersigned corporation, pursuant to AS 10.06.556 hereby executes the following Articles of Merger:

         FIRST: The names of the corporations proposing to merge are as follows:

                  GCI Cablesystems of Alaska, Inc.

                  GCI Cable, Inc.

         SECOND: GCI Cable, Inc., an Alaska corporation, is the surviving corporation in the merger.

         THIRD: The Agreement and Plan of Merger is set forth on Exhibit A attached hereto.

         FOURTH: The number of shares outstanding of each corporation that is a party to the merger is as follows:

         Name of Corporation                        No. of Shares Outstanding
         -------------------                        -------------------------
         GCI Cablesystems of Alaska, Inc.                     58
         GCI Cable, Inc.                                     101

         Effective with the merger of GCI American Cablesystems, Inc., a Delaware corporation, into GCI Cable, Inc. under Delaware law, all shares of GCI Cablesystems of Alaska, Inc. shall be owned by GCI Cable, Inc.


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         FIFTH: The Agreement and Plan of Merger was adopted by resolution of the Board of Directors of GCI Cable, Inc., the surviving corporation, as of the 10th day of December, 2002.

         SIXTH: The Agreement and Plan of Merger has been received by GCI Cable, Inc., the sole shareholder of GCI Cablesystems of Alaska, Inc.

         EFFECTIVE as of December 31, 2002.

                                 SURVIVING CORPORATION

                                 GCI Cable, Inc.
                                 (an Alaska corporation)


                                 By: /s/
                                    Ronald A. Duncan, President

                                 ATTEST:

                                 By: /s/
                                    John M. Lowber, Secretary


                                  VERIFICATION

I, Ronald A. Duncan, say on oath or affirm that I have read the foregoing document and believe all statements made in the document are true.


                                 By: /s/
                                    Ronald A. Duncan, President



         Subscribed and sworn to before me on the 10th day of December, 2002.


                                 /s/
                                 Notary Public in and for Alaska
                                 My Commission Expires: 01-08-03



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